SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SENESCO TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SENESCO TECHNOLOGIES, INC.

303 George Street, Suite 420

New Brunswick, New Jersey 08901

To Our Stockholders:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Senesco Technologies, Inc. at 10:00 A.M., local time, on Thursday, December 14, 2006, at the American Stock Exchange at 86 Trinity Place, New York, New York 10006.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum.  Whether or not you plan to attend the meeting, we hope that you will have your stock represented by voting as soon as possible, by signing, dating and returning your proxy card in the enclosed envelope, which requires no postage if mailed in the United States.  Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

/s/ Rudolf Stalder

Rudolf Stalder
Chairman of the Board

SENESCO TECHNOLOGIES, INC.

303 George Street, Suite 420

New Brunswick, New Jersey 08901

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 14, 2006

The Annual Meeting of Stockholders (the “Meeting”) of Senesco Technologies, Inc., a Delaware corporation (the “Company”), will be held at the American Stock Exchange at 86 Trinity Place, New York, New York 10006 on Thursday, December 14, 2006, at 10:00 A.M., local time, for the following purposes:

(1)           To elect seven (7) Directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)           To amend the Company’s Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, all classes, from thirty five million (35,000,000) shares, consisting of (i) thirty million (30,000,000) shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) five million (5,000,000) shares of preferred stock, , $0.01 par value per share (“Preferred Stock”), to sixty five million (65,000,000) shares, consisting of (i) sixty million (60,000,000) shares of Common Stock, $0.01 par value per share and (ii) five million (5,000,000) shares of Preferred Stock, $0.01 par value per share;

(3)           To approve an amendment to the Company’s 1998 Stock Incentive Plan, as amended (the “1998 Stock Plan”), to increase the maximum number of shares of Common Stock available for issuance under the 1998 Stock Plan from three million (3,000,000) shares to six million (6,000,000) shares, and thereby reserve an additional three million (3,000,000) shares of Common Stock for issuance under the 1998 Stock Plan;

(4)           To ratify the appointment of Goldstein Golub Kessler LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2007; and

(5)           To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The holders (the “Stockholders”) of Common Stock of record at the close of business on October 20, 2006 (the “Record Date”), are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof.  A complete list of such Stockholders will be open to the examination of any Stockholder at the Company’s principal executive offices at 303 George Street, Suite 420, New Brunswick, New Jersey 08901 for a period of ten (10) days prior to the Meeting and at the American Stock Exchange in New York on the day of the Meeting.  The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting; provided, however, if the adjournment is for more than thirty (30) days after the date of the Meeting, or if after the adjournment a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting is required to be given to each Stockholder.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.  THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.  EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED.  IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

/s/ Sascha P. Fedyszyn

Sascha P. Fedyszyn
Secretary

New Brunswick, New Jersey

November 6, 2006

The Company’s 2006 Annual Report accompanies the Proxy Statement.

2

SENESCO TECHNOLOGIES, INC.

303 George Street, Suite 420

New Brunswick, New Jersey 08901

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the board of directors of Senesco Technologies, Inc., a Delaware corporation, referred to herein as Senesco, we, us or our, of proxies to be voted at our annual meeting of stockholders to be held on Thursday, December 14, 2006, referred to herein as the Meeting, at the American Stock Exchange at 86 Trinity Place, New York, New York 10006, at 10:00 A.M., local time, and at any adjournment or adjournments thereof.  The holders of record of our common stock, $0.01 par value per share, as of the close of business on October 20, 2006, the Record Date, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.  As of the Record Date, there were 17,473,694 shares of our common stock issued and outstanding and entitled to vote.  Each share of our common stock is entitled to one vote on any matter presented at the Meeting.

If proxies in the accompanying form are properly voted and received, the shares of our common stock represented thereby will be voted in the manner specified therein.  If not otherwise specified, the shares of our common stock represented by the proxies will be voted:

(i)            FOR the election of the seven (7) nominees named below as directors;

(ii)           FOR the proposal to amend the Company’s Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, all classes, from thirty five million (35,000,000) shares, consisting of (i) thirty million (30,000,000) shares of Common Stock, and (ii) five million (5,000,000) shares of Preferred Stock, to sixty five million (65,000,000) shares, consisting of (x) sixty million (60,000,000) shares of Common Stock, and (y) five million shares of Preferred Stock;

(iii)          FOR the proposal to approve an amendment to the Company’s 1998 Stock Incentive Plan, as amended (the “1998 Stock Plan”), to increase the maximum number of shares of Common Stock available for issuance under the 1998 Stock Plan from three million (3,000,000) shares to six million (6,000,000) shares and thereby reserve an additional three million (3,000,000) shares of Common Stock for issuance under the 1998 Stock Plan;

(iv)          FOR the ratification of the appointment of Goldstein Golub Kessler LLP, as our independent registered public accounting firm for the fiscal year ending June 30, 2007; and

(v)           In the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof.  Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Corporate Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting.  The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of our common stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum.  The affirmative vote by the holders of a plurality of the shares of our common stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy.  If such a quorum is present, all actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of our stockholders possessing a majority of the voting power represented at the Meeting.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes, or when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters, are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

On or about November 6, 2006, this proxy statement, together with the related proxy card, is being mailed to our stockholders of record as of the Record Date.  Our annual report to our stockholders for the fiscal year ended June 30, 2006, or fiscal 2006, including our financial statements, is being mailed together with this proxy statement to all of our stockholders of record as of the Record Date.  In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our annual report so that our record holders could supply these materials to our beneficial owners as of the Record Date.

ELECTION OF DIRECTORS

At the Meeting, seven (7) directors are to be elected, which number shall constitute our entire board of directors, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below.  All of the nominees whose names and biographies appear below are at present our directors.  In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by our board of directors.  Our board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

The following are the nominees for election to our board, and all of these nominees are current members of our board:

Name	Age	Served as a Director Since	Position with Senesco

Rudolf Stalder	65	1999	Chairman of the Board and Director
Bruce C. Galton	54	2001	President, Chief Executive Officer and Director
John E. Thompson, Ph.D.	65	2001	Executive Vice President, Chief Scientific Officer and Director
John N. Braca	48	2003	Director
Christopher Forbes	55	1999	Director
Thomas C. Quick	51	1999	Director
David Rector	59	2002	Director

The principal occupations and business experience, for at least the past five (5) years, of each director and nominee is as follows:

Rudolf Stalder has been our director since February 1999 and was appointed as our Chairman and Chief Executive Officer on January 10, 2000.  On October 4, 2001, Mr. Stalder resigned as our Chief Executive Officer.  Mr. Stalder is a former member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston and former Chief Executive Officer of the Americas Region of Credit Suisse Private Banking.  Mr. Stalder joined Credit Suisse in 1980 as a founding member and Deputy Head of the Multinational Services Group.  In 1986, he became Executive Vice President.  He was named to Credit Suisse’s Executive Board in 1989.  In 1990, he became Head of the Commercial Banking Division and a Member of the Executive Committee.  From 1991 to 1995, Mr. Stalder was Chief Financial Officer and a Member of the Executive Boards of Credit Suisse Group and Credit Suisse First Boston.  He became head of the Americas Region of Credit Suisse Private Banking in 1995 and retired in 1998.  Prior to moving to the United States, Mr. Stalder was a member of the Board of Directors for several Swiss subsidiaries of major corporations including AEG, Bayer, BTR, Hoechst, Saint Gobain, Solvay and Sony.  He is a fellow of the World Economic Forum and a board member of the Greater Bridgeport Symphony.  He was a member of the Leadership Committee of the Consolidated Corporate Fund of Lincoln Center for the Performing Arts, Board of The American Ballet Theatre, and a Trustee of Carnegie Hall.  From 1991 through 1998, Mr. Stalder was Chairman of the New York Chapter of the Swiss-American Chamber of Commerce.  He continues to serve as an Advisory Board Member of the American-Swiss Foundation.  Mr. Stalder received a diploma in advanced finance management at the International Management Development Institute in Lausanne, Switzerland in 1976.  He completed the International Senior Managers Program at Harvard University in 1985.

Bruce C. Galton has been our director since November 2001, and he was appointed our President and Chief Executive Officer on October 4, 2001.  From April 2000 until June 2001, when it was acquired by Transgenomic, Inc., Mr. Galton was President and Chief Operating Officer and a director of Annovis, Inc., a manufacturer of specialty chemicals for DNA synthesis with operations in Pennsylvania and Glasgow, United Kingdom.  From January 1985 to May 1999, Mr. Galton held various senior management positions at Cistron Biotechnology, Inc., including President and Chief Operating Officer from 1988 to 1997 and Chairman and Chief Executive Officer from 1997 to 1999.  Cistron Biotechnology, Inc. was engaged in the research and development of certain cytokines, which act as key immune regulators.  Mr. Galton is a trustee of the Interfaith Food Pantry (Morris County New Jersey) and is a former member of the Borough of Madison, New Jersey Downtown Development Commission and a former trustee of the Museum of Early Trades and Crafts.  Mr. Galton had also served as a Councilman from 1996 through 1998 and a member of Madison’s Planning Board from 1994 through 1998.  Mr. Galton received a Bachelor of Science in Commerce with a major in accounting from the University of Virginia in 1974 and an M.B.A. in finance from Fairleigh Dickinson University in 1977.

John E. Thompson, Ph.D. has been our director since October 2001.  Dr. Thompson was appointed our President and Chief Executive Officer in January 1999, and he continued in that capacity until September 1999 when he was appointed Executive Vice President of Research and Development.  In July 2004, Dr. Thompson became our Executive Vice President and Chief Scientific Officer.  Dr. Thompson is the inventor of the technology that we develop.  Since July 2001, he has been the Associate Vice President, Research and, from July 1990 to June 2001, he was the Dean of Science at the University of Waterloo in Waterloo, Ontario, Canada.  Dr. Thompson has a Ph.D. in Biology from the University of Alberta, Edmonton, and he is a Fellow of the Royal Society of Canada.  Dr. Thompson is also the recipient of a Lady Davis Visiting Fellowship, the Sigma Xi Award for Excellence in Research, the CSPP Gold Medal and the Technion Visiting Fellowship.

John N. Braca has been our director since October 2003.  Mr. Braca has also served as a director and board observer for other healthcare, technology and biotechnology companies over the course of his career.  From April 2006, Mr. Braca has been the managing director of Fountainhead Venture Group, a healthcare information technology venture fund based in the Philadelphia area.  From May 2005 through March 2006, Mr. Braca was a consultant and advisor to GlaxoSmithKline management in their research operations.  From 1997 to April 2005, Mr. Braca was a general partner and director of business investments for S.R. One, Limited, or S.R. One, the venture capital subsidiary of GlaxoSmithKline.  In addition, from January 2000 to July 2003, Mr. Braca was a general partner of Euclid SR Partners Corporation, an independent venture capital partnership.  Prior to joining S.R. One, Mr. Braca held various finance and operating positions of increasing responsibility within several subsidiaries and business units of GlaxoSmithKline.  Mr. Braca is a licensed Certified Public Accountant in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants.  Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph’s University.

Christopher Forbes has been our director since January 1999.  Since 1989, Mr. Forbes has been Vice Chairman of Forbes, Inc., which publishes Forbes Magazine and forbes.com. From 1981 to 1989, Mr. Forbes was Corporate Secretary at Forbes. Prior to 1981, he held the position of Vice President and Associate Publisher.  Mr. Forbes has been a director of Forbes, Inc. since 1977.  Mr. Forbes is the Chairman of the American Friends of the Louvre, and he also sits on the Boards of The Newark Museum, The Business Committee for the Arts, The Brooklyn Museum, The Friends of New Jersey State Museum, The New York Academy of Art, The Victorian Society in America and the Prince Wales Foundation.  He is also a member of the Board of Advisors of The Princeton University Art Museum. Mr. Forbes is also a member of the Board of Directors of Raffles Holdings, Ltd., a publicly-held company.  Mr. Forbes received a Bachelor of Arts degree in Art History from Princeton University in 1972.  In 1986, he was awarded the honorary degree of Doctor of Humane Letters by New Hampshire College and in 2003 was appointed Chevalier of the Legion of Honor by the French Government.

Thomas C. Quick has been our director since February 1999.  Since 2003, Mr. Quick has been the President of First Palm Beach Properties, Inc.  From 2001 through 2003, Mr. Quick was the Vice Chairman of Quick & Reilly/Fleet Securities, Inc., successor to The Quick & Reilly Group, Inc., a holding company for four (4) major financial services businesses.  From 1996 until 2001, Mr. Quick was the President and Chief Operating Officer and a director of Quick & Reilly/Fleet Securities, Inc.  From 1985 to 1996, he was President of Quick & Reilly, Inc., a Quick & Reilly subsidiary and a national discount brokerage firm.  Mr. Quick serves as a member of the Board of Directors and compensation committee of B.F. Enterprises. He is also a member of the Board of Directors of Best Buddies, The American Ireland Fund, Venetian Heritage, Inc. and serves on the Investment Advisory Board for the St. Jude Children’s Hospital.  He is a trustee of the National Corporate Theater Fund, Cold Spring Harbor Laboratories, the Norton Museum, the Inter-City Scholarship Foundation of New York City, and an advisory board member of Chrisite, European.  Mr. Quick is a graduate of Fairfield University.

David Rector has been our director since February 2002.  Mr. Rector also serves as a director of Superior Galleries, Inc., Nanoscience Technologies, Inc., and Call Key International.   Since May 2004, Mr. Rector has been in senior management positions with Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA Nanotechnology and presently serves as its Chief Operating Officer.  Also, since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries.  From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A.  From 1980 until 1983, Mr. Rector served as the Director of Marketing of Sunset Designs.  From 1971 until 1980, Mr. Rector served in progressive roles in both the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion dollar pulp and paper industry corporation.  Mr. Rector received a Bachelor of Science degree in business/finance from Murray State University in 1969.

Our board of directors recommends that our stockholders vote FOR each of the nominees for the board of directors.

Corporate Governance Guidelines

Our board of directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders.  During the past year, our board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission and the new listing standards, policies and requirements of the American Stock Exchange, LLC, or AMEX.

Our board of directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Senesco and its stockholders.  These guidelines, which provide a framework for the conduct of our board’s business, include that:

•                  the principal responsibility of the directors is to oversee the management of Senesco;

•                  a majority of the members of our board shall be independent directors;

•                  the independent directors met regularly in executive session;

•                  directors have full and free access to management and, as necessary and appropriate, independent advisors;

•                  new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•                  at least annually, our board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under the current AMEX rules, a director will, among other things, qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a material relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  Our board of directors currently consists of Rudolf Stalder, Bruce C. Galton, John E. Thompson, Ph.D., John N. Braca, Christopher Forbes, Thomas C. Quick and David Rector.  We are currently traded on the AMEX, which requires our board be comprised of a majority of independent directors.  Our board of directors has determined that each of Messrs. Stalder, Braca, Forbes, Quick and Rector is an “independent director” as defined under Sections 121(A) and 802 of the AMEX rules.

Committees and Meetings of our Board of Directors

Our board of directors held nine (9) meetings during fiscal 2006.  Throughout this period, each member of our board of directors attended or participated in at least 75% of the aggregate of the total number of meetings of our board held during the period for which such person has been a director, and the total number of meetings held by all committees of our board on which each the director served during the periods the director served, except for Thomas C. Quick, who attended less than 75% of the board and audit committee meetings.  Our board of directors has three standing committees: the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee, each of which operates under a charter that has been approved by our board. Each of these charters are also posted on our website at www.senesco.com.  Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders.  All directors attended the 2005 annual meeting of stockholders.

Compensation Committee.  Our Compensation Committee was established in July 1999, pursuant to the Compensation Committee Charter.  Our Compensation Committee generally makes recommendations concerning salaries and incentive compensation for our management and our employees. The primary responsibilities of our Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted in July 1999 and amended and restated on July 7, 2004, include:

•                  annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•                  reviewing and approving, or recommending for approval by our board, the salaries and incentive compensation of our executive officers;

•                  preparing the Compensation Committee report;

•                  administering our 1998 Stock Incentive Plan, as amended, or our 1998 Stock Plan; and

•                  reviewing and making recommendations to our board with respect to director compensation.

In addition, our Compensation Committee periodically reviews the potential effect of Section 162(m) and uses its judgment to authorize compensation payments that may be subject to the limit when our Compensation Committee believes such payments are appropriate and in the best interests of Senesco and our stockholders, after taking into consideration changing business conditions and the performance of our employees.  Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s CEO and the four other most highly compensated executive officers.  Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.

Our Compensation Committee is comprised of David Rector, John N. Braca and Rudolf Stalder.  Mr. Rector currently serves as the chairman of the Compensation Committee.  All members of our Compensation Committee are considered independent pursuant to Sections 121(A) and 805 of the AMEX rules.  Our Compensation Committee held three (3) meetings during fiscal 2006.

Audit Committee.  Our Audit Committee was established in July 1999.  On October 8, 2003, our board of directors adopted an Amended and Restated Audit Committee Charter.  The primary responsibilities of our Audit Committee include:

•                  appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•                  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•                  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•                  monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•                  discussing our risk management policies;

•                  establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•                  meeting independently with independent registered public accounting firm and management; and

•                  preparing the audit committee report required by SEC rules, which is included on page 9 of this proxy statement.

Our Audit Committee is comprised of John N. Braca, David Rector and Thomas C. Quick.  Mr. Braca currently serves as the chairman of the Audit Committee.  AMEX currently requires an Audit Committee comprised solely of independent directors.  Messrs. Braca, Rector and Quick are “independent” members of our board of directors as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Sections 121(A) and 803 of the AMEX rules.  In addition, our board of directors has determined that Mr. Braca satisfies the definition of an audit committee “financial expert” as set forth in Item 401(e) of Regulation S-B promulgated by the SEC.  Our Audit Committee held four (4) meetings during fiscal 2006.

Nominating and Corporate Governance Committee.  The primary responsibilities of our Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter and Corporate Governance Guidelines adopted on October 15, 2004, include:

•                  identifying individuals qualified to become our board members;

•                  evaluating and recommending to our board of directors the persons to be nominated for election as directors at any meeting of stockholders and to each of our board’s committees;

•                  reviewing and making recommendations to our board with respect to management succession planning;

•                  developing and recommending to our board a set of corporate governance principles applicable to Senesco; and

•                  overseeing the evaluation of our board.

Our Nominating and Corporate Governance Committee was formed on September 29, 2004, and it is currently comprised of Messrs. Forbes and Quick.  Mr. Forbes currently serves as the chairman of the Nominating and Corporate Governance Committee.  Both members of our Nominating and Corporate Governance Committee are independent, as independence for nominating and corporate governance committee members is defined under Sections 121(A) and 804 of the AMEX rules.

Code of Business Ethics and Conduct.  Pursuant to the requirements of Section 406 of the Sarbanes-Oxley Act of 2002 and Section 807 of the AMEX rules, on March 17, 2003, our board of directors adopted a Code of Business Ethics and Conduct, which may also be found on our website at www.senesco.com.  Our Code of Ethics contains written standards designed to deter wrongdoing and to promote:

•                  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•                  full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC;

•                  compliance with applicable governmental laws, rules and regulations;

•                  the prompt internal reporting of violations of our Code of Ethics to an appropriate person or persons identified in our Code of Ethics; and

•                  accountability for adherence to our Code of Ethics.

Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Ethics.

Director Candidates

The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria contained in the committee’s charter.  These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders.  Our Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.  Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with our Independent Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate.  Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our board should address such communications to: Board of Directors, c/o Corporate Secretary, Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

Report of the Audit Committee

The Audit Committee has furnished the following report:

September 14, 2006

To the Board of Directors of Senesco Technologies, Inc.:

The Audit Committee of our board of directors is currently composed of three members and acts under a written charter adopted on July 26, 1999 and amended and restated on October 8, 2003.  The current members of the Audit Committee are independent directors, as defined by its charter and AMEX rules, and possess the financial sophistication required by such charter and rules.  The Audit Committee held four meetings during fiscal 2006.

Management is responsible for our financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes.  As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:

•                  the plan for, and the independent registered public accounting firm’s report on, each audit of our financial statements;

•                  the independent registered public accounting firm’s review of our unaudited interim financial statements;

•                  our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•                  our management’s selection, application and disclosure of critical accounting policies;

•                  changes in our accounting practices, principles, controls or methodologies;

•                  significant developments or changes in accounting rules applicable to us; and

•                  the adequacy of our internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended June 30, 2006.  The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, 89 and 90, titled Communication with Audit Committees, with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•                  methods used to account for significant unusual transactions;

•                  the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•                  the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•                  disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, titled Independence Discussions with Audit Committees. Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence.  In addition, the Audit Committee discussed with our independent registered public accounting firm their independence from Senesco.  The Audit Committee also considered whether our independent registered public accounting firm’s provision of certain other non-audit related services to Senesco is compatible with maintaining our auditors’ independence.

Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by our management and our independent registered public accounting firm, the Audit Committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-K for the year ended June 30, 2006.

By the Audit Committee of the Board of Directors of
Senesco Technologies, Inc.

John N. Braca, Chairman
Thomas C. Quick
David Rector

Compensation Committee Report on Executive Compensation

The Compensation Committee has furnished the following report:

Our executive compensation policy is designed to attract and retain highly qualified individuals for our executive positions and to provide incentives for such executives to achieve maximum company performance by aligning our executives’ interest with that of our stockholders by basing a portion of our executive compensation on corporate performance.

The Compensation Committee reviews and determines base salary levels for our executive officers on an annual basis and determines actual bonuses after the end of the fiscal year based upon our and each individual’s performance.  Additionally, the Compensation Committee administers all of our stock incentive plans.

Our executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock awards and various other benefits, including health insurance and a 401(k) Plan, which are generally available to all of our employees.

Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of executive officers of comparable companies.  Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or our goals.  The base salary level for our executive officers for the 2006 fiscal year was at approximately the lower 25th percentile of the base salaries paid to executive officers with comparable positions at the peer group companies.

In selecting companies to survey for such compensation purposes, the Compensation Committee considered many factors not directly associated with the stock price performance of those companies, such as geographic location, development stage, organizational structure and market capitalization.  For this reason, there is not a meaningful correlation between the companies included within the peer group identified for comparative compensation purposes and the companies included within the RDG Micro Biotechnology Index, which we have selected as the industry index for purposes of the stock performance graph appearing later in this Proxy Statement.

We have not paid or awarded bonuses during the current year or any previous year

The stock option program is designed to relate our executives’ and certain middle managers’ and other key personnel’s long-term interests to our stockholders’ long-term interests.  In general, stock option awards are granted if warranted by our growth and profitability.  Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

The option grants are designed to align the interests of each of our executive officers with those of our stockholders and provide each individual with a significant incentive to manage the company from the perspective of an owner with an equity stake in the business.  Each grant allows the individual to acquire shares of our Common Stock at a fixed price per share (the closing market price on the grant date) over a specified period of time (up to 10 years).  Each option generally vests and becomes exercisable in installments over the executive officer’s continued employment with the company.  Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer’s current position with the company, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility and promotion over the option term, and the individual’s personal performance in recent periods.  The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual.  However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers.

CEO Compensation. The Committee established the Chief Executive Officer’s total annual compensation based on the size, complexity and historical performance of our business, our position as compared to our peers in the industry, and the specific challenges faced by us during the year, such as changes in the market for information technology products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer’s compensation.

With respect to the Chief Executive Officer’s base salary, it is the Compensation Committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by corporate performance factors.  For the 2006 fiscal year, the Committee raised his base salary from the level in effect in 2005.  Accordingly, the Chief Executive Officer’s base salary for the 2006 fiscal year was at approximately the lower 25th percentile of the base salaries paid to the chief executive officers of the peer group companies.  The Chief Executive Officer was also eligible for a cash bonus for the 2006 fiscal year which was conditioned in part on the company’s attainment of specified performance goals, the company’s stage of development and the company’s cash position.  Based on the Corporation’s stage of development and cash position for the 2006 fiscal year, a bonus was not awarded to the Chief Executive Officer.

On October 4, 2001, we hired Bruce C. Galton as our new President and Chief Executive Officer. In conjunction with Mr. Galton’s appointment, we entered into a three-year employment agreement with Mr. Galton, effective October 4, 2001.  The agreement automatically renews for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term.  The term of Mr. Galton’s employment agreement currently runs through October 3, 2007.  The terms of that agreement are summarized in the section of the proxy statement entitled “Employment Contracts, Termination of Employment and Change in Control Arrangements.”  The agreement provides Mr. Galton with an annual base salary of $200,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by our board of directors.  Our board of directors has since approved several increases in Mr. Galton’s annual base salary, which was approximately $243,000 for fiscal 2006, and is approximately $245,000 for fiscal for 2007.  The agreement also provides that Mr. Galton is entitled to a lump sum payment of 1.5 times his base annual salary plus an additional 1.5 times his base salary, payable in common stock in three annual installments, if his employment with us is terminated without cause or with good reason, as defined in his employment agreement.  If Mr. Galton’s employment with us is terminated pursuant to a change in control, as defined in his employment agreement, he is entitled to receive the difference between the monies actually received upon termination and 1.5 times his annual base salary plus an additional 1.5 times his base salary, payable in common stock.  In addition, in fiscal 2006, Mr. Galton received options to purchase 40,000 shares of our Common Stock.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to our CEO and the four other most highly compensated executive officers.  Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.  The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in our best interests and the best interest of our stockholders, after taking into consideration changing business conditions and the performance of our employees. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to our growth and financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.   However, for the 2006 fiscal year, the total amount of compensation paid by the company (whether in the form of cash payments or upon the exercise or vesting of equity awards) should be deductible and not affected by the Section 162(m) limitation.

By the Compensation Committee of the Board of Directors of
Senesco Technologies, Inc.

David Rector, Chairman
John N. Braca
Rudolf Stalder

Performance Graph

The following graph compares the cumulative total stockholder return on our common stock with the cumulative total return on the AMEX Market Value (U.S.) Index and the RDG Microcap Biotechnology Index for the period beginning July 1, 2001 and ending on the last day of our last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.

	7/1/01	6/30/02	6/30/03	6/30/04	6/30/05	6/30/06

Senesco Technologies, Inc.	$100.00	$67.80	$71.86	$106.78	$60.68	$64.41
AMEX Market Value (U.S.) Index	$100.00	$86.67	$90.28	$118.01	$134.13	$142.25
RDG Microcap Biotechnology Index	$100.00	$39.21	$43.22	$41.63	$29.15	$23.40

Compensation of Directors

In accordance with a resolution unanimously approved by our board of directors on December 14, 2005, we granted options to purchase shares of our common stock, pursuant to and in accordance with our 1998 Stock Plan, as consideration for their service on our board of directors through June 30, 2005, or fiscal 2005, as follows:

Director	Options Granted

Rudolf Stalder	40,000
David Rector	30,000
John Braca	30,000
Christopher Forbes	30,000
Thomas Quick	20,000

Options granted to the board of directors have an exercise price equal to the fair market value of our common stock on the date of grant, or $1.40 per share, have a term of ten (10) years, and are exercisable as follows: (i) one-half (1/2) of the options were exercisable as of the date of grant; and (ii) one-half (1/2) of the options shall become exercisable on December 14, 2006.  No director has received cash compensation for his services on our board of directors.  We provide reimbursement to directors for reasonable and necessary expenses incurred in connection with attendance at meetings of the board of directors and other Senesco business.

Dr. Thompson has received compensation for providing research and development management services to us.  See “Certain Relationships and Related Transactions” which sets forth the details of the compensation for Dr. Thompson.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Bruce C. Galton	54	President and Chief Executive Officer	October 2001

John E. Thompson, Ph.D.	65	Executive Vice President and Chief Scientific Officer	July 2004

Sascha P. Fedyszyn (1)	31	Vice President of Corporate Development and Secretary	January 1999

Joel P. Brooks (2)	47	Chief Financial Officer and Treasurer	December 2000

Richard Dondero (3)	56	Vice President of Research and Development	July 2004

(1)          Mr. Fedyszyn was appointed our Vice President of Corporate Development in January 1999 and was appointed our Secretary in January 2000.  Mr. Fedyszyn has been a Vice President of Senesco since its inception in June 1998.  Mr. Fedyszyn was also a Research Associate at the Logistics Management Institute from May 1995 to September 1995.  Mr. Fedyszyn received a Bachelor of Arts degree in Biology from Princeton University in June 1997.

(2)          Mr. Brooks was appointed our Chief Financial Officer and Treasurer in December 2000. From September 1998 until November 2000, Mr. Brooks was the Chief Financial Officer of Blades Board and Skate, LLC, a retail establishment specializing in the action sports industry.  Mr. Brooks was Chief Financial Officer from 1997 until 1998 and Controller from 1994 until 1997 of Cable and Company Worldwide, Inc.  He also held the position of Controller at USA Detergents, Inc. from 1992 until 1994, and held various positions at several public accounting firms from 1983 through 1992.  Mr. Brooks received his Bachelor of Science degree in Commerce with a major in Accounting from Rider University in February 1983.

(3)          Mr. Dondero was appointed our Vice President of Research and Development in July 2004.  From July 2002 until July 2004, Mr. Dondero was a Group Leader in the Proteomics Reagent Manufacturing division of Molecular Staging, Inc., a biotech firm engaged in the measurement and discovery of new biomarkers.  From 1985 through June 2001, Mr. Dondero served in several roles of increasing responsibility through Vice President of Operations and Product Development at Cistron Biotechnology, Inc.  From 1977 through 1985, Mr. Dondero served as a senior scientist at Johnson and Johnson, and from 1975 through 1977, as a scientist at Becton Dickinson.  Mr. Dondero received his Bachelor of Arts degree from New Jersey State University in 1972 and his Master of Science degree from Seton Hall University in 1976.

None of our current executive officers are related to any other executive officer or to any of our directors.  Our executive officers are elected annually by our board of directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2006, 2005 and 2004

The following Summary Compensation Table sets forth information concerning compensation during fiscal 2006, fiscal 2005 and the year ended June 30, 2004, or fiscal 2004, for services in all capacities awarded to, earned by or paid to: (i) each person who served as our Chief Executive Officer at any time during fiscal 2006; (ii) our executive officers other than the Chief Executive Officer who were serving as our executive officers at the end of fiscal 2006; and (iii) those individuals for whom disclosure would have been provided but for the fact that the individual was not serving as our executive officer at the end of fiscal 2006, collectively referred to herein as the Named Executives.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)(1)

Bruce C. Galton(2)	2006	242,820	—	—	—
President and Chief Executive	2005	240,017	—	—	40,000
Officer	2004	225,375	—	—	35,000

John E. Thompson, Ph.D.(3)	2006	—	—	61,200	—
Executive Vice President and Chief	2005	—	—	60,000	20,000
Scientific Officer	2004	—	—	60,000	55,000

Sascha P. Fedyszyn(4)	2006	92,347	—	—	—
Vice President of Corporate	2005	83,695	—	—	20,000
Development and Secretary	2004	74,719	—	—	20,000

Richard Dondero(5)	2006	118,690	—	—	—
Vice President of Research and	2005	108,580	—	—	35,000
Development	2004	—	—	—	—

Joel P. Brooks(6)	2006	137,715	—	—	—
Chief Financial Officer and	2005	132,672	—	—	25,000
Treasurer	2004	126,290	—	—	20,000

(1)          Unless otherwise noted, all options were granted at or above the fair market value of our common stock on the date of grant, as defined in the 1998 Stock Plan, and vest over time.

(2)          Mr. Galton received the following executive compensation:

•      For services provided in fiscal 2005, options to purchase forty thousand (40,000) shares of our common stock were granted to Mr. Galton on December 14, 2005, with an exercise price equal to $1.40 per share.

•      For services provided in fiscal 2004, options to purchase thirty-five thousand (35,000) shares of our common stock were granted to Mr. Galton on December 16, 2004, with an exercise price equal to $3.45 per share.

 (3)       Dr. Thompson received the following executive compensation:

•      Dr. Thompson received $61,200, $60,000 and $60,000 for consulting services provided to us in each of fiscal 2006, fiscal 2005 and fiscal 2004, respectively.

•      For services provided in fiscal 2005, options to purchase twenty thousand (20,000) shares of our common stock were granted to Dr. Thompson on December 14, 2005, with an exercise price equal to $1.40 per share.

•      For services provided in fiscal 2004, options to purchase fifty-five thousand (55,000) shares of our common stock were granted to Dr. Thompson on December 16, 2004, with an exercise price equal to $3.45 per share.

(4)        Mr. Fedyszyn received the following executive compensation:

•      For services provided in fiscal 2005, options to purchase twenty thousand (20,000) shares of our common stock were granted to Mr. Fedyszyn on December 14, 2005, with an exercise price equal to $1.40 per share.

•      For services provided in fiscal 2004, options to purchase twenty thousand (20,000) shares of our common stock were granted to Mr. Fedyszyn on December 16, 2004, with an exercise price equal to $3.45 per share.

(5)        Mr. Dondero received the following executive compensation:

•      For services provided in fiscal 2005, options to purchase ten thousand (10,000) shares of our common stock were granted to Mr. Dondero on December 16, 2004, with an exercise price equal to $3.45 per share and options to purchase twenty-five thousand (25,000) shares of our common stock were granted to Mr. Dondero on December 14, 2005, with an exercise price equal to $1.40 per share.

(6)          Mr. Brooks received the following executive compensation:

•      For services provided in fiscal 2005, options to purchase twenty-five thousand (25,000) shares of our common stock were granted to Mr. Brooks on December 14, 2005, with an exercise price equal to $1.40 per share.

•      For services provided in fiscal 2004, options to purchase twenty thousand (20,000) shares of our common stock were granted to Mr. Brooks on December 16, 2004, with an exercise price equal to $3.45 per share.

Option Grants in Fiscal 2006

The following table sets forth information concerning individual grants of stock options made pursuant to the 1998 Stock Plan during fiscal 2006 to each of the Named Executives.  We have never granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
	Number of					Potential Realizable
	Securities		Percent of			Value At Assumed
	Underlying		Total Options			Annual Rates of Stock
	Options		Granted in	Exercise or		Price Appreciation for
	Granted		Fiscal Year	Base Price		Option Term(3)
Name	(#)(1)		(%)(1)	($/Sh)	Expiration Date	5%	10%

Bruce C. Galton	40,000	(2)	12.6	1.40	December 13, 2015	35,218	89,250

John E. Thompson, Ph.D.	20,000	(2)	6.3	1.40	December 13, 2015	17,609	44,625

Sascha P. Fedyszyn	20,000	(2)	6.3	1.40	December 13, 2015	17,609	44,625

Joel P. Brooks	25,000	(2)	7.9	1.40	December 13, 2015	22,011	55,781

(1)   An aggregate of 318,000 options were granted pursuant to and in accordance with our 1998 Stock Plan during fiscal 2006.  Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2)   Options were granted on December 14, 2005.  One-third (1/3) of such options became exercisable as of December 14, 2005; one-third (1/3) of such options shall become exercisable as of December 14, 2006; and one-third of such options shall become exercisable on December 14, 2007.

(3)   Based upon the closing price on the date of grant.

Aggregated Option Exercises in Fiscal 2006 and Fiscal Year-End Option Values

The following table sets forth information concerning each exercise of options during fiscal 2006 by each of the Named Executives and the fiscal year-end value of unexercised in-the-money options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR END OPTION VALUES

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year End ($) (1) Exercisable/ Unexercisable

Bruce C. Galton	—	—	546,667 / 38,333	20,000/6,667

John E. Thompson, Ph.D.	—	—	163,334 / 31,666	10,000/3,334

Sascha P. Fedyszyn	—	—	140,000 / 20,000	10,000/3,334

Richard Dondero	—	—	15,000 / 20,000	12,500/4,167

Joel P. Brooks	—	—	109,166 / 23,334	12,500/4,167

(1)   Based on a fiscal year end fair market value of the underlying securities equal to $1.90 per share.

Equity Compensation in Fiscal 2006

The following table provides information about the securities authorized for issuance under our equity compensation plans as of June 30, 2006.

EQUITY COMPENSATION PLAN INFORMATION

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders	2,426,500	(1)	$2.56	483,500	(2)

Equity compensation plans not approved by security holders	—		—	—

Total	2,426,500	(1)	$2.56	483,500	(2)

(1)   Issued pursuant to our 1998 Stock Plan.

(2)   Available for future issuance pursuant to our 1998 Stock Plan.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

On October 4, 2001, we hired Bruce C. Galton as our new President and Chief Executive Officer. In conjunction with Mr. Galton’s appointment, we entered into a three-year employment agreement with Mr. Galton, effective October 4, 2001.  The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term.  The term of Mr. Galton’s employment agreement currently runs through October 3, 2007.  The agreement provides Mr. Galton with an annual base salary of $200,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by our board of directors.  Our board of directors have since approved several increases in Mr. Galton’s annual base salary, which is currently $244,650.  The agreement also provides that Mr. Galton is entitled to a lump sum payment of 1.5 times his base annual salary plus an additional 1.5 times his base salary, payable in common stock in three annual installments, if his employment with us is terminated without cause or with good reason, as defined in his employment agreement.  If Mr. Galton’s employment with us is terminated pursuant to a change in control, as defined in his employment agreement, he is entitled to receive the difference between the monies actually received upon termination and 1.5 times his annual base salary plus an additional 1.5 times his base salary, payable in common stock.

On January 21, 1999, Sascha P. Fedyszyn entered into an employment agreement with Senesco for a term of two (2) years, whereby we agreed to pay Mr. Fedyszyn an annual base salary of $36,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by the board of directors.  Our board of directors has since approved several increases in Mr. Fedyszyn’s base salary, which is currently $93,800 per annum. Mr. Fedyszyn’s employment contract automatically renews for additional one-year periods, unless terminated by either party before September in the year prior to expiration.  The term of Mr. Fedyszyn’s employment agreement currently runs through January 21, 2007.  The agreement also provides for a lump sum payment, under certain circumstances, of 2.99 times his annual base salary if there is a change in control, as defined in his employment agreement.

On July 1, 2003, Joel Brooks entered into an employment agreement with Senesco for a term of three (3) years.  The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term.  The term of Mr. Brooks employment agreement currently runs through June 30, 2007. The agreement provides Mr. Brooks with an annual base salary of $122,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by the board of directors.  Our board of directors has since approved several increases in Mr. Brooks’ base salary, which is currently $140,500.  The agreement also provides that Mr. Brooks is entitled to a lump sum payment of 1.0 times his base annual salary if his employment with us is terminated without cause or with good reason or pursuant to a change in control, as defined in his employment agreement.

On July 19, 2004, we hired Richard Dondero as our new Vice President of Research and Development.  In conjunction with Mr. Dondero’s appointment, we entered into a three-year employment agreement with Mr. Dondero, effective July 19, 2004.  The agreement shall automatically renew for successive one-year terms thereafter, unless written notice of termination is provided at least 120 days prior to the end of the applicable term.  The agreement provides Mr. Dondero with an annual base salary of $110,000 plus certain benefits, including potential bonuses, equity awards and other perquisites as determined by our board of directors.  Our board of directors has since approved several increases in Mr. Dondero’s base salary, which is currently $122,000.  The agreement also provides that Mr. Dondero is entitled to a lump sum payment of 1.0 times his base annual salary if his employment with us is terminated without cause or with good reason, as defined in his employment agreement.  If Mr. Dondero’s employment with us is terminated pursuant to a change in control, as defined in his employment agreement, he is entitled to receive the difference between the monies actually received upon termination and 1.0 times his annual base salary.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires a company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the Reporting Persons, to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the company’s equity securities with the SEC.  All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us and upon written representations of the Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our Reporting Persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Our common stock is the only class of stock entitled to vote at the Meeting.  Only our stockholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Meeting.  As of the Record Date, there were 306 holders of record of our common stock, and we had outstanding 17,473,694 shares of our common stock and each outstanding share is entitled to one (1) vote at the Meeting.  The following table sets forth certain information, as of the Record Date, with respect to holdings of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (ii) each of our directors, which includes all nominees, and our Named Executives; and (iii) all of our directors and our current executive officers as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership(2)		Percent of Class(3)

(i) Certain Beneficial Owners:

Stanford International Bank Limited No 11 Pavilion Drive St. John’s Antigua, West Indies	2,470,535	(4)	13.6

Heartland Advisors, Inc. 789 North Water Street Milwaukee, WI 53202	1,441,600	(5)	8.2

Seneca Capital L.P. 527 Madison Avenue New York, NY 10022	960,970	(6)	5.3

(ii) Directors (which includes all nominees), Named Executives and Chief Executive Officer:

Rudolf Stalder	744,323	(7)	4.1
Bruce C. Galton	583,004	(8)	3.8
John E. Thompson, Ph.D.	760,333	(9)	4.3
Christopher Forbes	2,338,001	(10)	12.8
Thomas C. Quick	786,138	(11)	4.4
David Rector	116,000	(12)		*
John N. Braca	83,000	(13)		*
Sascha P. Fedyszyn	191,693	(14)	1.1
Joel P. Brooks	128,166	(15)		*
Richard Dondero	26,666	(16)		*

(iii) All Directors and current executive officers as a group (10 persons)	5,857,324	(17)	28.6

*              Less than 1%

(1)    Unless otherwise provided, all addresses should be care of Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901.

(2)    Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

(3)    Applicable percentage of ownership is based on 17,473,694 shares of our common stock outstanding as of the Record Date, plus any common stock equivalents and options or warrants held by such holder which are presently or will become exercisable within sixty (60) days after the Record Date.

(4)    Includes 750,000 shares issuable pursuant to presently exercisable warrants issued to Stanford Venture Capital Holdings, Inc. and 6,248 shares issuable pursuant to presently exercisable warrants issued to Stanford Group Company.

(5)    Represents 1,391,600 shares held by Heartland Advisors, Inc. and its affiliates and 50,000 shares issuable pursuant to presently exercisable warrants issued to Heartland Advisors, Inc.

(6)    Represents 819,620 shares issuable pursuant to presently exercisable warrants issued to Seneca Capital L.P., and 141,350 shares issuable pursuant to presently exercisable warrants issued to Seneca International L.P., of which Seneca Capital L.P. is deemed to be the indirect beneficial owner of such shares.

 (7)   Includes 495,823 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date, and also includes 46,729 shares issuable pursuant to warrants which become exercisable after April 12, 2007.

(8)    Includes 576,666 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date, and also includes 33,113 shares issuable pursuant to warrants which become exercisable after April 12, 2007.  Excludes 8,334 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(9)    Represents 572,000 shares held by 2091794 Ontario Ltd. and 188,333 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date issued to John E. Thompson, Ph.D.  Excludes 6,667 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(10)  Includes 363,929 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date, and also includes 441,501 shares issuable pursuant to warrants which become exercisable after April 12, 2007.

(11)  Represents 264,901 shares and 132,450 shares issuable pursuant to warrants which become exercisable after April 12, 2007, issued to Thomas C. Quick Charitable Foundation.  Represents 139,734 shares and 249,053 shares issuable pursuant to presently exercisable warrants and options or options which will become exercisable within sixty (60) days after the Record Date issued to Thomas C. Quick.

(12)  Includes 90,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date, and also includes 5,000 shares issuable pursuant to warrants which become exercisable after April 12, 2007.

(13)  Includes 60,000 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date, and also includes 5,000 shares issuable pursuant to warrants which become exercisable after April 12, 2007.

(14)  Includes 153,333 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.  Excludes 6,667 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(15)  Includes 124,166 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.  Excludes 8,334 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(16)  Represents 26,666 shares issuable pursuant to presently exercisable options or options which will become exercisable within sixty (60) days after the Record Date.  Excludes 8,334 shares underlying options which become exercisable over time more than sixty (60) days after the Record Date.

(17)  See Notes 9 through 16.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Contractual Relationships

Service Agreements

Christopher Forbes, our director, is also Vice Chairman of Forbes, Inc., which publishes Forbes Magazine.  Forbes, Inc. has provided and will continue to provide us with advertising, introductions to strategic alliance partners and, from time to time, use of its office space, entertainment facilities and various other support services.  In recognition of these past services and services to be provided in the future, during the last two fiscal years, we granted to Forbes, Inc., warrants to purchase shares of our common stock as follows:

	# of Warrant	Exercise	Value of Services	# of Warrant
Date of Grant	Shares	Price	On Date of Grant	Shares Vested

December 16, 2004	15,000	$3.45	$48,450	10,000
December 14, 2005	5,000	$1.40	$6,550	1,667

The exercise price of the warrants granted to Forbes, Inc. represented the fair market value of our common stock on the dates of grant.

Alan Brooks Design, Inc., a marketing communications firm, is owned by Alan Brooks, a brother of Joel Brooks, our Chief Financial Officer and Treasurer.  Alan Brooks Design, Inc. has provided and will continue to provide various services to us.  We paid Alan Brooks Design, Inc. $51,374 in fiscal 2006 and $53,119 in fiscal 2005 for services in connection with the design and printing of our annual report and proxy for fiscal 2005 and fiscal 2004, and the design and printing of a new print ad for us.  Neither we nor Joel Brooks receives any remuneration from these services, and we believe that such services were provided on terms at least as favorable as we would have received from a third party.

Research and Development Agreements

Effective September 1, 1998, we entered into a three-year research and development agreement, which has been extended for successive periods through August 31, 2007, with John E. Thompson, Ph.D. and the University of Waterloo in Waterloo, Ontario, Canada, referred to as the University.  Dr. Thompson is our director and officer and beneficially owns approximately 4.3% of our common stock.  Dr. Thompson is the Associate Vice President, Research and former Dean of Science of the University.  Dr. Thompson and the University will provide research and development under our direction.  Research and development expenses under this agreement for the years ended June 30, 2006 and 2005 aggregated US $692,982 and US $628,341, respectively.  Effective September 1, 2006, we, Dr. Thompson and the University extended the agreement for an additional one-year period through August 31, 2007 in the amount of CAN $629,475.  As of September 1, 2006, such amount represented approximately US $566,000.

Consulting Agreement

Effective May 1, 1999, we entered into a consulting agreement for research and development with Dr. Thompson.  On each of July 1, 2001 and July 1, 2004, we and Dr. Thompson renewed the consulting agreement for an additional three-year term, as provided for under the terms and conditions of the agreement.  This agreement provided for monthly payments of $3,000 through June 2004.  However, effective January 1, 2003 and 2006, the agreement was amended to increase the monthly payments from $3,000 to $5,000 and from $5,000 to $5,200, respectively.

Debt / Equity Transactions

2006 Private Placement

In connection with a private placement in October 2006, we sold shares of our common stock and warrants to purchase our common stock to certain institutions, accredited investors and certain directors as follows:

	Amount	# of Shares	# of Warrants
Christopher Forbes	$1,000,000	883,002	441,501
Thomas C. Quick Charitable Foundation	$300,000	264,901	132,450
Rudolf Stalder	$105,841	93,458	46,729
Bruce C. Galton	$75,000	66,225	33,113
John N. Braca	$11,325	10,000	5,000
David Rector	$11,325	10,000	5,000

All of such warrants will become exercisable six months from the closing date at an exercise price equal to $1.18 and have a term of five (5) years.

2004 Private Placement

In connection with a private placement, commencing in January 2004 and ending in February 2004, we sold shares of our common stock and warrants to purchase our common stock to certain accredited investors and directors, including Seneca Capital L.P. and its affiliates, Rudolf Stalder and Christopher Forbes  On January 15, 2004, Seneca Capital L.P. and its affiliates purchased 421,941 shares of our common stock and warrants to purchase 210,970 shares of our common stock for the aggregate cash consideration of $1,000,000.  On January 15, 2004, Ruedi Stalder and Christopher Forbes each purchased 31,616 shares of our common stock and warrants to purchase 15,823 shares of our common stock for the aggregate cash consideration of $75,000 each.  All of such warrants were exercisable as of the date of grant at an exercise price equal to $3.79 and have a term of five (5) years.

PROPOSAL TO INCREASE THE AUTHORIZED NUMBER OF SHARES

Description of Proposal

The Company’s Certificate of Incorporation currently authorizes the Company to issue up to thirty five million (35,000,000) shares of its capital stock, all classes, consisting of (i) thirty million (30,000,000) shares of Common Stock and (ii) five million (5,000,000) shares of Preferred Stock.  On October 19, 2006, the Board of Directors approved, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation to increase the maximum number of shares of the Company’s capital stock, all classes, to sixty five million (65,000,000) shares, consisting of (i) sixty million (60,000,000) shares of Common Stock and (ii) five million (5,000,000) shares of Preferred Stock.

The Board of Directors has determined that an increase in the number of shares of Common Stock authorized for issuance is in the Company’s best interests.  The proposed increase in the number of shares of Common Stock authorized for issuance will ensure that shares will be available, if needed, for issuance in connection with stock splits, acquisitions and other corporate purposes.  The Board of Directors believes that the availability of the additional shares for such purposes without delay or the necessity for a special stockholders’ meeting would be beneficial to the Company.  The Company does not have any immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of Common Stock that would be authorized by the proposed amendment.  No further action or authorization by the Company’s stockholders would be necessary prior to the issuance of the additional shares of Common Stock unless required by applicable law or regulatory agencies or by the rules of any stock market on which the Company’s securities may then be listed.

The holders of any of the additional shares of Common Stock issued in the future would have the same rights and privileges as the holders of the Common Stock currently authorized and outstanding.  Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

As of October 20, 2006, 17,473,694 shares of Common Stock were issued and outstanding, 3,000,000 shares of Common Stock were reserved for issuance upon the exercise of outstanding options granted under the 1998 Stock Plan and 9,418,784 shares of Common Stock were reserved for issuance upon the exercise of warrants and options granted outside the 1998 Stock Plan.  Accordingly, the Company has 3,107,523 shares remaining available for issuance.  If the proposed amendment is approved, thirty million (30,000,000) additional shares of Common Stock would be authorized but unissued.

Upon approval by the stockholders, the first section of the fourth paragraph of the Company’s Certificate of Incorporation would read as follows:

FOURTH:  The total number of shares of all classes of stock which the Corporation shall have authority to issue is Sixty Five Million (65,000,000) shares.  The Corporation is authorized to issue two classes of stock designated “Common Stock” and “Preferred Stock,” respectively.  The total number of shares of Common Stock authorized to be issued by the Corporation is Sixty Million (60,000,000), each such share of Common Stock having a $0.01 par value.  The total number of shares of Preferred Stock authorized to be issued by the Corporation is Five Million (5,000,000), each such share of Preferred Stock having $0.01 par value.

Proposed Amendment

The stockholders are being asked to consider and vote upon a proposed amendment to the Company’s Certificate of Incorporation to increase the maximum number of shares of the Company’s capital stock, all classes, to sixty five million (65,000,000) shares, consisting of sixty million (60,000,000) shares of Common Stock and (ii) five million (5,000,000) shares of Preferred Stock.  Although the Company has no present intent to issue any additional shares of Common Stock, the Board of Directors believes that the additional shares would provide the Company with added flexibility in connection with its future financing and stock issuance requirements, including with respect to possible future stock splits, if any.

The Board of Directors recommends a vote FOR the approval of the amendment to the Company’s Certificate of Incorporation.

PROPOSAL TO AMEND THE 1998 STOCK INCENTIVE PLAN

Summary of the Plan

The 1998 Stock Plan was adopted by the Company’s Board of Directors on December 31, 1998 and approved by the stockholders of the Company on January 22, 1999.  Those eligible to receive stock options or stock purchase rights under the 1998 Stock Plan include the Company’s employees, Directors and consultants.  The 1998 Stock Plan was adopted to: (i) attract and retain the best available personnel for positions of substantial responsibility; (ii) provide additional incentives to employees, members of the Board of Directors, members of the Scientific Advisory Board and consultants of the Company and its subsidiary; (iii) provide key employees, Directors and consultants with an interest in the Company that is parallel to that of the stockholders; and (iv) promote the success of the Company’s business.  Currently, there are three million (3,000,000) shares of the Company’s Common Stock reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1998 Stock Plan.  As of October 20, 2006, there were approximately seven (7) employees and non-employee Directors who have received stock options under the 1998 Stock Plan.  Because future participation in the 1998 Stock Plan and the level of participation will vary, it is not possible to determine the value of benefits which may be obtained by those eligible to participate in the 1998 Stock Plan.

The Board of Directors administers the 1998 Stock Plan and may grant options to eligible employees, consultants and Directors recommended by the Compensation Committee.  The 1998 Stock Plan provides for the granting of options intended to qualify as incentive stock options, or ISOs, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to employees of the Company.  The 1998 Stock Plan also provides for the granting of non-qualified stock options, or NQSOs, to employees, non-employee Directors and consultants who perform services for the Company or its subsidiary.  The exercise price of all ISOs granted under the 1998 Stock Plan may not be less than the fair market value of the shares at the time the option is granted.  In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant.  To the extent that options designated as ISOs become exercisable for the first time during any calendar year for Common Stock having a fair market value greater than one-hundred thousand dollars ($100,000) (determined for each share as of the date of grant of the options covering such share), the portion of such options which exceeds such amount shall be treated as NQSOs.  Options may be exercisable for a period of not more than ten (10) years from the date of grant; provided, however, that the term of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five (5) years.  The exercise price of NQSOs granted under the 1998 Stock Plan may not be less than 85% of the fair market value per share of the Common Stock on the date of grant.  The 1998 Stock Plan provides that no NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant.  The exercise price must be paid in full at the time an option is exercised, and at the discretion of the Board of Directors, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment.  An option is exercisable as determined by the Board of Directors.  The 1998 Stock Plan will terminate on December 30, 2008.

Subject to the terms as specified in any option agreement, if an option holder’s employment or consulting relationship terminates on account of disability, the option holder may exercise any outstanding option for one (1) year following the termination.  If an option holder dies while in the employ of the Company or during the period of the consulting arrangement, the option holder’s estate may exercise any outstanding option for one (1) year following the option holder’s death.  If termination is for any other reason, the option holder may exercise any outstanding option for three (3) months following such termination.  Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner except by will or the laws of descent and distribution.

The 1998 Stock Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered.  The 1998 Stock Plan requires the execution of a restricted stock purchase agreement in a form determined by the Board of Directors.  Once a stock purchase right is exercised, the stockholder will have the rights of a stockholder and will be a shareholder when the purchase is entered on the Company’s records.

The 1998 Stock Plan provides that, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of or reclassification of shares, or any other change in the corporate structure or shares of the

Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1998 Stock Plan or that are covered by outstanding options, or in the option price per share.

In the event of a dissolution or liquidation of the Company, the Board of Directors shall notify the option holder at least fifteen (15) days prior to such proposed action.  To the extent not previously exercised, the outstanding options will terminate immediately prior to the consummation of such proposed action.  In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets (hereinafter, a “merger”), the outstanding options may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation.  In the event that such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the option holder to have the right to exercise all of his outstanding options.  If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution, in the event of a merger, the Board of Directors shall notify the option holder that the option will be fully exercisable for a period of fifteen (15) days from the date of such notice, and the option will terminate upon the expiration of such period.  The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares).  If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option for each share of stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

Section 162(m) of the Code generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s chief executive officer and the four other most highly compensated executive officers.  Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.  The Board of Directors reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Board of Directors believes such payments are appropriate and in the best interests of the Company and its stockholders, after taking into consideration changing business conditions and the performance of its employees.

The Board of Directors may at any time amend, alter, suspend or discontinue the 1998 Stock Plan, but no amendment, alteration, suspension or discontinuation will be made which would impair the rights of any option holder under any grant theretofore made, without such option holder’s consent.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain stockholder approval of any 1998 Stock Plan amendment in such a manner and to such a degree as so required.  Any such amendment or termination of the 1998 Stock Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1998 Stock Plan had not been amended or terminated, unless mutually agreed otherwise between the option holder and the Board of Directors, which agreement must be in writing and signed by the option holder and the Company.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the 1998 Stock Plan.  This summary is based on the tax laws in effect as of the date of this Proxy Statement.  Changes to these laws could alter the tax consequences described below.

Incentive Stock Options

A participant will not have income upon the grant of an incentive stock option.  Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its corporate parent or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three (3) months before the date the participant exercises the option.  If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.”  The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price).  The type of income will depend on when the participant sells the stock.  If a participant sells the stock more than two (2) years after the option was granted and more than one (1) year after the option was exercised, then all of the profit will be long-term capital gain.  If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain.  This capital gain will be long-term if the participant has held the stock for more than one (1) year and otherwise will be short-term.  If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss.  This capital loss will be long-term if the participant held the stock for more than one (1) year and otherwise will be short-term.

Nonstatutory Stock Options

A participant will not have income upon the grant of a nonstatutory stock option.  A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price.  Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised.  This capital gain or loss will be long-term if the participant has held the stock for more than one (1) year and otherwise will be short-term.

Restricted Stock

A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within thirty (30) days of the date of grant.  If a timely Section 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant.  If the participant does not make a Section 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price.  When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date.  Any capital gain or loss will be long-term if the participant held the stock for more than one (1) year and otherwise will be short-term.

Tax Consequences to the Company

There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income.  Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Previously Granted Options under the 1998 Stock Plan

As of October 20, 2006, options to purchase two million five hundred and sixteen thousand five hundred (2,516,500) shares of Common Stock have been granted (net of forfeitures which are added back to the shares available for issuance under the 1998 Stock Plan) under the 1998 Stock Plan.  The weighted average exercise price of such options is $2.56 per share.

The following table sets forth the options granted under the 1998 Stock Plan to: (i) the Named Executives; (ii) each nominee for election as a Director; (iii) all current executive officers as a group; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

Name and Title	Number of Options Granted	Weighted Average Exercise Price

Rudolf Stalder, Chairman of the Board and Director	480,000	$2.79

Bruce C. Galton, President, Chief Executive Officer and Director	585,000	2.17

John E. Thompson, Ph.D., Executive Vice President of Research and Development and Director	195,000	2.52

Christopher Forbes, Director	170,000	2.61

Thomas C. Quick, Director	160,000	2.68

David Rector, Director	90,000	2.52

John N. Braca, Director	60,000	2.40

Sascha P. Fedyszyn, Vice President of Corporate Development and Secretary	160,000	2.56

Joel P. Brooks, Chief Financial Officer and Treasurer	132,500	2.29

Richard Dondero, Vice President of Research	35,000	1.99

All current executive officers as a group (5 persons)	1,107,500	2.29

All current Directors and nominees who are not executive officers as a group (5 persons)	960,000	2.69

Whether or not stockholder approval of the amendment to the 1998 Stock Plan is obtained, options previously granted pursuant to the 1998 Stock Plan will remain valid and outstanding.

As of October 20, 2006, the fair market value of the Common Stock underlying options granted pursuant to the 1998 Stock Plan was equal to $1.08 per share as determined by the closing price of the Company’s Common Stock on the American Stock Exchange on such date.

Registration

The Company has filed a Form S-8 registration statement covering the shares of the Company’s Common Stock issued and issuable under the 1998 Stock Plan, and intends to file an amendment to such registration statement to cover the additional shares reserved under the plan if so approved by the stockholders.

Proposed Amendment

The stockholders are being asked to consider and vote upon a proposed amendment (the “Amendment”) to the 1998 Stock Plan to increase the maximum number of shares of the Company’s Common Stock available for issuance under the 1998 Stock Plan from three million (3,000,000) shares to six million (6,000,000) shares and thereby reserve an additional three million (3,000,000) shares of Common Stock for issuance under the 1998 Stock Plan.  The Board of Directors approved the Amendment on October 19, 2006.

Even though the 1998 Stock Plan by its terms does not require stockholder approval for the Amendment to be adopted, the Board of Directors is seeking that approval, because the additional options which may be granted under the 1998 Stock Plan following adoption of the Amendment will not be considered incentive stock options for federal income tax purposes unless stockholder approval has been obtained within twelve (12) months from the adoption of the Amendment by the Board of Directors.  If stockholder approval is not obtained, then the options will be treated as non-qualified stock options.  The Board of Directors believes it is in the Company’s best interests to permit option holders to take advantage of the more favorable tax treatment given to incentive stock options (as discussed above).

The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel.  The Board of Directors believes that providing employees, Directors and consultants with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

The Board of Directors recommends a vote FOR the approval of the Amendment.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has, subject to stockholder ratification, retained Goldstein Golub Kessler LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007. Goldstein Golub Kessler has served as our independent auditors since the fiscal year ending June 30, 1999 and currently serves as our independent registered public accounting firm.  Neither the firm nor any of its directors has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

Although stockholder ratification of the selection of Goldstein Golub Kessler LLP is not required by law, our board of directors believes that it is desirable to give our stockholders the opportunity to ratify this selection.  If this proposal is not approved at the Meeting, our board of directors will reconsider the selection of Goldstein Golub Kessler LLP.

Our board of directors recommends a vote FOR the ratification of the appointment of Goldstein Golub Kessler LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

One or more representatives of Goldstein Golub Kessler LLP are expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

Leased Employees

Through September 30, 2005, Goldstein Golub Kessler LLP, or GGK, our independent registered public accounting firm, had a continuing relationship with American Express Tax and Business Services, Inc., or TBS, from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provide non-audit services.  Subsequent to September 30, 2005, the relationship ceased and the firm established a similar relationship with RSM McGladrey, Inc., or RSM. GGK has no full-time employees and therefore, none of the audit services performed were provided by permanent full-time employees of GGK.  GGK manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Other services, which do not include Financial Information System Design and Implementation fees, have been provided by TBS or RSM.

The following table summarizes the fees GGK, TBS, or RSM billed us for each of the last two fiscal years for audit services and other services:

Fee Category	2006	2005

Audit Fees (1)	$49,386	$52,137

Audit-Related Fees (2)	—	2,250

Tax Fees (3)	3,092	4,553

All Other Fees	2,778	—

Total Fees	$55,256	$58,940

(1)   Consists of fees for professional services rendered in connection with the audit of our financial statements for the years ended June 30, 2006 and 2005, respectively, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q and Form 10-QSB during the years ended June 30, 2006 and 2005, respectively, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the years ended June 30, 2006 and 2005, respectively.

(2)   Consists of fees relating to the review of our documents in connection with an equity offering.

(3)   Consists of fees relating to our tax compliance, tax planning and tax return review for the years ended June 30, 2006 and 2005 provided by TBS and / or RSM.

Financial Information Systems Design and Implementation Fees

GGK, RSM or TBS did not bill us for any professional services rendered to us and our affiliates during the fiscal year ended June 30, 2006 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in fiscal 2006 and 2005 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm.  This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months.  Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent registered public accounting firm.  Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

STOCKHOLDERS’ PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our 2007 annual meeting of stockholders must advise our Secretary of such proposals in writing by July 7, 2007.

Stockholders who wish to present a proposal at our 2007 annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by September 20, 2007.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our board of directors may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number:  Senesco Technologies, Inc., 303 George Street, Suite 420, New Brunswick, New Jersey 08901, (732) 296-8400.  If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting.  However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our board of directors, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries.  We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2006, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON OCTOBER 20, 2006 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO OUR SECRETARY.  A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ Sascha P. Fedyszyn

Sascha P. Fedyszyn
Secretary

New Brunswick, New Jersey
November 6, 2006

SENESCO TECHNOLOGIES, INC.

1998 STOCK INCENTIVE PLAN
(as amended on December 13, 2002)

1.             Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee Directors and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business.  Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.  Stock purchase rights may also be granted under the Plan.

2.             Certain Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Code” means the Internal Revenue Code of 1986, as amended.

(d)           “Committee” means the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

(e)           “Common Stock” means the Common Stock of the Company.

(f)            “Company” means Senesco Technologies, Inc., a Delaware corporation.

(g)           “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent or subsidiary to render services and is compensated for such services.

(h)           “Continuous Status as an Employee” means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary.  Continuous Status as an Employee shall not be considered interrupted in the case of:  (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

(i)            “Director” means a director of the Company.

(j)            “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  The payment of a Director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(k)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)            “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq”) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

(ii)           If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)          “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(o)           “Option” means a stock option granted pursuant to the Plan.

(p)           “Optioned Stock” means the Common Stock subject to an Option.

(q)           “Optionee” means a Director, Employee or Consultant who receives an Option.

(r)            “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s)           “Plan” means this 1998 Stock Incentive Plan, as amended.

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(t)            “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of stock purchase rights under Section 11 below.

(u)           “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(v)           “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is three million (3,000,000) shares of Common Stock.  The shares may be authorized, but unissued, or reacquired Common Stock.

If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.             Administration of the Plan.

(a)           Procedure.

(i)            Administration With Respect to Directors and Officers.  With respect to grants of Options or stock purchase rights to Employees who are also officers or Directors of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto (“Rule 16b-3”) with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to allow transactions between the Company and the Optionee to be exempt for Section 16(b) of the Exchange Act.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

(ii)           Multiple Administrative Bodies.  If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, non-director officers and Employees who are neither Directors nor officers.

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(iii)          Administration With Respect to Consultants and Other Employees. With respect to grants of Options or stock purchase rights to Employees who are neither Directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Idaho corporate law and applicable securities laws and of the Code (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.  From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b)             Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)            to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

(ii)           to select the officers, Directors, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

(iii)          to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

(iv)          to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

(v)           to approve forms of agreement for use under the Plan;

(vi)          to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

(vii)         to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

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(viii)        to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

(ix)           to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

(x)            to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

(c)           Effect of Committee’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5.             Eligibility.

(a)           Nonstatutory Stock Options may be granted to Directors, Employees and Consultants.  Incentive Stock Options may be granted only to Employees.  A Director, Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

(b)           Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

(c)           For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d)           The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause.

6.             Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

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7.             Term of Option.  The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.  However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.             Option Exercise Price and Consideration.

(a)           The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

(i)            In the case of an Incentive Stock Option

(A)          granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)           granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)           In the case of a Nonstatutory Stock Option

(A)          granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

(B)           granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

(b)           The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price

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for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.             Exercise of Option.

(a)           Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company.  Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Employment.  In the event of termination of an Optionee’s consulting relationship, directorship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within three (3) months (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three (3) months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination.  To the extent that Optionee was not

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entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c)           Disability of Optionee.  Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination.  To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(d)           Death of Optionee.  In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death.  To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e)           Rule 16b-3.  Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(f)            Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.           Non-Transferability of Options.  The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.           Stock Purchase Rights.

(a)           Rights to Purchase.  Stock purchase rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the

8

Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right.  The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

(b)           Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or Disability).  The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

(c)           Other Provisions.  The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.  In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

(d)           Rights as a Shareholder.  Once the stock purchase right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

12.           Stock Withholding to Satisfy Withholding Tax Obligations.  At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph.  When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, or delivery of additional shares of Common Stock, that number of shares having a Fair Market Value equal to the amount required to be withheld; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income).  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

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(a)           the election must be made on or prior to the applicable Tax Date;

(b)           once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

(c)           all elections shall be subject to the consent or disapproval of the Administrator;

(d)           if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

13.           Adjustments Upon Changes in Capitalization or Merger.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action.  To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.  In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets (hereinafter, a “merger”), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the

10

Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.  If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.           Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board.  Notice of the determination shall be given to each Director, Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

15.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)           Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

16.           Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may

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then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

17.           Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.           Agreements.  Options and stock purchase rights shall be evidenced by written agreements in such form as the Board shall approve from time to time.

19.           Shareholder Approval.  Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

20.           Information to Optionees.  The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

* * * * * * * *

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SENESCO TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Rudolf Stalder and Sascha P. Fedyszyn, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Senesco Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The American Stock Exchange, New York, New York at 10:00 A.M., local time, on December 14, 2006, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SENESCO TECHNOLOGIES, INC.

December 14, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
					FOR	AGAINST	ABSTAIN
1. Election of Directors:			2.

APPROVAL OF PROPOSAL to amend the Company’s Certificate of Incorporation, as amended, to increase the maximum number of authorized shares of the Company’s capital stock, all classes, from thirty five million (35,000,000) shares, consisting of (i) thirty million (30,000,000) shares of common stock, $0.01 par value per share (“Common Stock”), and (ii) five million (5,000,000) shares of preferred stock, $0.01 par value per share (“Preferred Stock”), to sixty five million (65,000,000) shares consisting of (i) sixty million (60,000,000) shares of common stock, $0.01 par value per share, and (ii) five million (5,000,000) shares of preferred stock, $0.01 par value per share.

					☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	Rudolf Stalder Bruce C. Galton John E. Thompson, Ph.D. Christopher Forbes Thomas C. Quick David Rector John N. Braca
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)
3.

APPROVAL OF PROPOSAL to amend the Company’s 1998 Stock Incentive Plan, as amended (the “1998 Stock Plan”) to increase the maximum number of shares of the Company’s Common Stock available for issuance under the 1998 Stock Plan from three million (3,000,000) shares to six million (6,000,000) shares.

					☐	☐	☐
INSTRUCTION:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:	4.	APPROVAL OF PROPOSAL to ratify the appointment of Golstein Golub Kessler LLP as the independent registered public accounting firm of the company for the fiscal year ending June 30, 2007.	☐	☐	☐
			5.	In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:
Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.